EXHIBIT 99.2

DALTON KENT SECURITIES GROUP, INC.


Condensed Statement of Financial Condition (Unaudited)
June 30, 2000
ASSETS
   Cash and cash equivalents                                                                       $   674,019
   Cash - restricted                                                                                   228,099
   Due from clearing broker                                                                            777,392
   Securities owned, at market value                                                                   642,692
   Prepaid expenses                                                                                    228,492
   Furniture and equipment, net of $210,603 of accumulated depreciation                                130,058
   Other assets                                                                                         87,100
                                                                                                   -----------
                                                                                                   $ 2,767,852
                                                                                                   ===========
LIABILITIES
   Accounts payable and accrued expenses                                                           $   661,062
                                                                                                   -----------
Commitments and contingencies

STOCKHOLDERS' EQUITY
   Common stock - $.98 par value; 105 shares authorized, issued and outstanding                            103
   Additional paid-in capital                                                                          533,406
   Retained earnings                                                                                 1,573,281
                                                                                                   -----------
                                                                                                     2,106,790
                                                                                                   -----------
                                                                                                   $ 2,767,852
                                                                                                   ===========

See notes to interim financial statements.

DALTON KENT SECURITIES GROUP, INC.


Condensed Statement of Income (Unaudited)
                                                                                                   Six Months     Six Months
                                                                                                      Ended          Ended
                                                                                                  June 30, 2000  June 30, 1999
                                                                                                   -----------    -----------
Revenues:
   Commissions                                                                                     $10,063,859    $12,131,001
   Net gain on principal transactions                                                                5,413,248      3,562,869
   Interest income                                                                                     327,844        246,358
   Dividend income                                                                                       5,186         19,107
                                                                                                   -----------    -----------
                                                                                                    15,810,137     15,959,335
                                                                                                   -----------    -----------
Expenses:
   Commissions                                                                                       8,955,739      8,571,687
   Clearing charges                                                                                    526,794        423,352
   Floor brokerage fees                                                                                467,035        297,076
   Order execution charges                                                                             563,797        141,310
   Employment costs                                                                                  1,837,314      1,664,262
   Depreciation and amortization                                                                        33,666         28,450
   Other expenses                                                                                    1,964,903      2,313,045
                                                                                                   -----------    -----------
                                                                                                    14,349,248     13,439,182
                                                                                                   -----------    -----------
Net income                                                                                         $ 1,460,889    $ 2,520,153
                                                                                                   ===========    ===========

See notes to interim financial statements.

DALTON KENT SECURITIES GROUP, INC.

Condensed Statement of Changes in Stockholders' Equity (Unaudited)

                                             Common Stock         Additional
                                         ------------------        Paid-in        Treasury        Retained
                                         Shares      Amount        Capital          Stock         Earnings          Total
                                        -------    --------     ------------    ------------   --------------  -------------
Balance - December 31, 1999                 105      $  103     $    533,406    $          0   $    1,312,416  $   1,845,925
Distributions to stockholders                                                                      (1,200,024)    (1,200,024)
Net income                                                                                          1,460,889      1,460,889
                                        -------    --------     ------------    ------------   --------------  -------------
Balance - June 30, 2000                     105      $  103     $    533,406    $          0   $    1,573,281  $   2,106,790
                                        =======      ======     ============    ============   ==============  =============

See notes to interim financial statements.

DALTON KENT SECURITIES GROUP, INC.


Condensed Statement of Cash Flows (Unaudited)
                                                                                              Six Months      Six Months
                                                                                                 Ended           Ended
                                                                                             June 30, 2000   June 30, 1999
                                                                                              -----------     -----------
Cash flows from operating activities:
   Net income                                                                                 $ 1,460,889     $ 2,520,153
   Adjustments to reconcile net income to net cash provided
      by operating activities:
      Depreciation and amortization                                                                33,666          28,450
        Non cash compensation                                                                                     263,386
      Changes in:
        Cash - restricted                                                                          (5,047)         (3,899)
        Due from clearing broker                                                                  764,026         151,289
        Securities owned, at market value                                                         684,759        (907,093)
        Prepaid expenses                                                                          (15,783)         11,194
        Other assets                                                                               77,110          52,095
        Securities sold, not yet purchased                                                       (183,538)       (249,329)
        Accounts payable and accrued expenses                                                  (2,002,207)         99,473
                                                                                              -----------     -----------
           Net cash provided by operating activities                                              813,875       1,965,719
                                                                                              -----------     -----------
Cash flows from investing activities:

   Purchase of furniture and equipment                                                            (27,468)        (48,934)
                                                                                              -----------     -----------
Cash flows from financing activities:

   Distributions to stockholders                                                               (1,200,024)     (1,950,033)
   Principal payments on notes payable                                                           (100,000)        (50,000)
   Purchase of common stock by stockholder                                                                         27,410
                                                                                              -----------     -----------
           Net cash used in financing activities                                               (1,300,024)     (1,972,623)
                                                                                              -----------     -----------
Net decrease in cash and cash equivalents                                                        (513,617)        (55,838)
Cash and cash equivalents - December 31, 1999 and December 31, 1998                             1,187,636       1,021,484
                                                                                              -----------     -----------
Cash and cash equivalents - June 30, 2000 and June 30, 1999                                   $   674,019     $   965,646
                                                                                              ===========     ===========
Supplemental disclosures of cash flows:
   Interest expense                                                                           $     7,933     $    11,096


See notes to interim financial statements.

DALTON KENT SECURITIES GROUP, INC.

Notes to Condensed Financial Statements (Unaudited)
Six Months Ended June 30, 2000

NOTE A - ORGANIZATION AND BASIS OF PRESENTATION

Dalton Kent Securities Group, Inc. (the "Company") is a nonclearing broker-dealer in securities. The unaudited financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information and, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the results of operations for the interim period presented. Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted. However, management believes that the disclosures are adequate to make the information presented not misleading. Operating results for the six months ended June 30, 2000 and 1999 are not necessarily indicative of the results for the full fiscal year.

NOTE B - NET CAPITAL REQUIREMENTS

The Company's minimum net capital requirement under Rule 15c3-1 of the Securities Exchange Act of 1934, as amended is the greater of 6 2/3% of aggregate indebtedness ($163,254 at June 30, 2000) or $100,000. At June 30, 2000, the net capital, as computed, was $1,321,248. Consequently, the Company had excess net capital of $1,157,994.

At June 30, 2000, the ratio of aggregate indebtedness to net capital was 185% versus an allowable percentage of 1,500%.

NOTE C - COMMITMENTS AND CONTINGENCIES

The Company is required to deposit cash or securities with a value of at least $250,000 with its clearing broker (clearing deposit). The deposit of $250,000 is included in securities owned at June 30, 2000. The agreement is cancelable upon 60 days written notice from either party.

At June 30, 2000, the Company has an available letter of credit for approximately $200,000 with a financial institution. The letter of credit is collateralized by a certificate of deposit and is included in cash-restricted.

The Company is a party to certain claims, suits and complaints arising in the ordinary course of business. In the opinion of management, all such claims, suits and complaints are without merit, or involve amounts which would not have a significant adverse effect on the financial position of the Company.

NOTE D - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK AND CONCENTRATION OF CREDIT RISK

Retail customer transactions are cleared through Wexford on a fully disclosed basis. In the event that customers default in payment of funds or delivery of securities, Wexford may charge the Company for any loss incurred in satisfying customer obligations. Additional credit risk occurs

DALTON KENT SECURITIES GROUP, INC.

if Wexford or counterparties do not fulfill their obligations. The Company regularly monitors the activity in its customer accounts for compliance with margin requirements.

Substantially all of the Company's cash equivalents, securities owned, and amounts due from broker are held in custodial accounts by its custodian broker. The Company's custodian broker is highly capitalized and a member of major securities exchanges.